UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2007

Orient-Express Hotels Ltd.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

1-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   Results of Operations and Financial Condition.

The information contained in this Current Report is furnished under Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

On January 11, 2007, registrant’s management commenced a series of oral presentations at investors’ meetings in various cities in the United States. The slides shown at those meetings are attached as an Exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits.

(c)                Exhibits

99                 January 11, 2007 slide presentations at investors’ meetings in New York City.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

By:	/s/ Paul M. White
Name: Paul M. White
Title: Vice President-Finance and Chief Financial Officer

Date:  January 11, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99	January 11, 2007 slide presentations at investors’ meetings in New York City.